Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
This certification is given by the undersigned Principal Executive Officer and Principal Financial Officer of Western Alliance Bancorporation (the “Registrant”) pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Each of the undersigned hereby certifies, with respect to the Registrant's annual report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), that, to each of their knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	February 20, 2026	/s/ Kenneth A. Vecchione
President and Chief Executive Officer
Western Alliance Bancorporation

Date:	February 20, 2026	/s/ Dale Gibbons
Vice Chairman and Chief Banking Officer, Deposit Initiatives and Innovation
(Principal Financial Officer)
Western Alliance Bancorporation